                                                                   EXHIBIT 10.10



                          AMENDED AND RESTATED GUARANTY

     This Amended and Restated Guaranty ("Guaranty") is made as of the 30th day of November, 2001 by CCC Information Services Group Inc., a Delaware corporation (the "Guarantor"), in favor of LaSalle Bank National Association as representative of and in its capacity as Administrative Agent for the Lenders and Issuing Bank under the Credit Agreement referred to below (the "Administrative Agent").

     WHEREAS, CCC Information Services Inc., a Delaware corporation (the "Borrower"), entered into that certain Amended and Restated Credit Facility Agreement with certain lenders party thereto (the "Original Lenders") and the Administrative Agent dated as of October 29, 1998 (as heretofore amended, restated or otherwise modified, the "Original Credit Agreement"), pursuant to which the Original Lenders made certain loans and other financial accommodations available to the Borrower from time to time;

     WHEREAS, in connection with the Original Credit Agreement, the Guarantor executed that certain Guaranty of CCC Information Services Group Inc., dated October 29, 1998 in favor of the Administrative Agent (as heretofore amended, restated or otherwise modified, the "Original Guaranty");

     WHEREAS, the Borrower, the Administrative Agent and certain financial institutions party to the Original Credit Agreement (the "Lenders") desire to amend and restate the Original Credit Agreement and enter into the Second Amended and Restated Credit Facility Agreement (as amended, restated or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings given such terms in the Credit Agreement), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations available to the Borrower from time to time;

     WHEREAS, the Guarantor will directly benefit from the loans and other financial accommodations made available by the Lenders to Borrower; and

     WHEREAS, the Lenders have required, as a condition, among others, to entering into the Credit Agreement, that the Original Guaranty be amended and restated hereby and that the Guarantor execute and deliver this Guaranty to Administrative Agent.

     In consideration of the foregoing, the Guarantor and Administrative Agent agree as follows:

1.   Guaranty.

     (a) The Guarantor unconditionally guarantees as primary obligor the full and prompt payment and performance, when due, whether upon demand or otherwise, and at all times thereafter of all of the obligations of Borrower to the Lenders, the Issuing Bank and the Administrative Agent (collectively, the "Obligees") under and in connection with the Credit

Agreement, any and all notes issued by the Borrower thereunder and under any agreement executed in connection therewith, including but not limited to, with respect to any Letter of Credit issued thereunder (all such obligations collectively referred to herein as the "Obligations"). The Guarantor hereby agrees that this Guaranty is an absolute guarantee of payment and performance and is not a guaranty of collection.

     (b) Notwithstanding anything contained herein to the contrary, the Guarantor's liability with respect to the payment of the Obligations shall include all fees, costs and expenses (including, without limitation, all court costs and outside attorneys' fees and the allocated cost of inhouse attorneys' and paralegals' fees, costs and expenses) paid or incurred by the Obligees in:
(A) endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Guarantor; (B) taking any action with respect to any security or collateral securing the obligations of the Guarantor under this Guaranty; and (C) preserving, protecting or defending the enforceability of this Guaranty or its rights hereunder (all such costs and expenses are referred to hereinafter collectively as the "Expenses").

2. Payment of Obligations. At any time, and from time to time, if an Event of Default shall occur and be continuing, the Guarantor shall pay to the Administrative Agent (for the benefit of the Obligees) on demand and in immediately available funds, all Obligations then due, whether by acceleration, maturity or otherwise, together with all Expenses.

3.   Obligations Unconditional.

     (a) The Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of:

          (i) the validity or enforceability, avoidance or subordination of any of the Obligations;

          (ii) the absence of any attempt by, or on behalf of, the Obligees to collect, or take any other action to enforce, all or any part of the Obligations from Borrower or from any other guarantor of all or any part or the Obligations or any other person;

          (iii) the election of any remedy by, or on behalf of, the Obligees with respect to all or any part of the Obligations;

          (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, the Obligees with respect to any provision of the Credit Agreement, any notes issued thereunder, the Pledge Agreement, or any other instrument or agreement delivered pursuant to or in connection with the foregoing other than this Guaranty (collectively, the "Documents").

          (v) the failure of the Administrative Agent to take any steps to perfect and maintain its security interest in, or to preserve its respective right to, any of the collateral for all or any part of the Obligations;



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


          (vi) the election by, or on behalf of, the Obligees, in any proceeding instituted under the United States Bankruptcy Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code;

          (vii) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

          (viii) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the Obligees for repayment of all or any part of the Obligations or any Expenses relating thereto; or

          (ix) any other circumstance other than payment in full which might otherwise constitute a legal or equitable discharge or defense of a guarantor or any Borrower.

     (b) The Guarantor hereby waives any requirement of diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Borrower, protest or notice with respect to all or any part of the Obligations, the benefit of any statutes of limitation, and all demands whatsoever (and Guarantor shall not require that the same be made on the Borrower as a condition precedent to any of Guarantor's obligations hereunder), and covenants that this Guaranty will not be discharged, except by complete performance of the Obligations or by payment to the Administrative Agent of the entire amount of the Guarantor's liability hereunder.

4. Demand, Reinstatement. Upon the occurrence of any Event of Default and as long as such Event of Default continues, the Administrative Agent may proceed directly and at once, without further notice, against the Guarantor to obtain performance of and to collect and recover the full amount, or any portion, of the Obligations without Administrative Agent first proceeding against the Borrower, or any other person, or any security or collateral for all or any part thereof. Payments and credits, if any, from Guarantor, the Borrower, any other guarantor of all or any portion of the Obligations or any other person on account of the Obligations or of any other liability or obligation of Guarantor to the Obligees, shall be applied to the Obligations, and neither Guarantor, nor the Borrower, nor any other guarantor of all or any portion of the Obligations nor any other person shall have any further liability with respect to any such payments and credits if such payments and credits have been made as provided herein; provided, however, that if such payments or credits, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Guarantor, the Borrower, any other guarantor or any other person, or their respective estates, trustees, receivers or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligations or other obligations or liabilities or any part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and shall continue in full force and effect as of the time immediately preceding the time such initial payment, credit, reduction or satisfaction occurred.

5. Inability to Collect. The Guarantor agrees that, notwithstanding anything set forth in this Guaranty to the contrary, if for whatever reason, the Administrative Agent is prevented by applicable law from exercising any of its rights to demand payment from the Borrower of all or any part of the Obligations, to collect interest on all or any part of the Obligations or to enforce or exercise any other right or remedy with respect to all or any part of the Obligations, or is prevented from taking any action to realize on all or any part of the collateral securing the Obligations or the liabilities of any guarantor of the Obligations, the Guarantor shall pay to the Administrative Agent, on demand therefor and in immediately available funds, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Administrative Agent.

6.   The Obligees' Actions.

     (a) The Obligees are hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time
(i) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations or to otherwise modify, amend or change the terms of the Documents; (ii) to accept partial payments on all or any part of the Obligations; (iii) to take and hold security or collateral for the payment of all or any part of the Obligations, this Guaranty, or any other guaranties of all or any part of the Obligations or other liabilities of the Borrower; (iv) to exchange, enforce, waive and release any such security or collateral; (v) to release any other guarantor of the Obligations; and (vi) to settle, release, compromise, collect or otherwise liquidate all or any part of the Obligations and exchange, enforce, release or waive any security or collateral for all or any part of the Obligations, and any of the foregoing may be done in any manner, without affecting or impairing all or any part of the obligations of the Guarantor hereunder.

     (b) Subject to the provisions of the Documents, at any time after all or any part of the Obligations have become due and payable, until all of such Obligations which are due have been paid, the Administrative Agent may, in its sole discretion, without notice to Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of such Obligations (i) any indebtedness due or to become due from any Obligee to the Guarantor, and (ii) any monies, credits or other property belonging to the Guarantor, at any time held by or coming into the possession of any of the Obligees, or any of the Obligees' affiliates, custodians or nominees.

     (c) The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and Guarantor hereby agrees that none of the Obligees have any duty to advise Guarantor of information known to it regarding such condition or any such circumstances. Guarantor hereby acknowledges that it has been furnished copies of the Documents and has had the opportunity to review any documents relating thereto or financial information relevant thereto. Guarantor further acknowledges and agrees that in the event any of the Obligees, in their sole discretion, undertake at any time or from time to time to provide any such information to Guarantor, then the party providing such information shall be under no obligation (i) to undertake any investigation not a part of its regular business routine; (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such party wishes to maintain confidential; or (iii) to make any other or future disclosures of such information or any other information to Guarantor.



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

     (d) The Guarantor consents and agrees that the Administrative Agent, or any person acting for or on behalf of the Obligees, shall not be under any obligation to marshal any assets in favor of Guarantor or against or in payment of all or any part of the Obligations.

7.   Waiver of Subrogation and Other Matters.

     (a) Until the Obligations shall have been paid in full, the Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which the Obligees now have or may hereafter have against the Borrower, any endorser or any other guarantor of all or any part of the Obligations, and the Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Obligees to secure payment of the Obligations or any other liability of the Borrower to the Obligees.

     (b) The Guarantor further agrees that any and all claims of the Guarantor against the Borrower, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, whether arising by reason of any payment by Guarantor pursuant to the provisions hereof, or otherwise, and all indebtedness of the Borrower to Guarantor, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including, without limitation, attorneys' and paralegals' fees, costs and expenses) of such principal and interest and all Obligations owing to the Obligees by the Borrower. Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty by any person who is at any time an obligee with respect to any of the Obligations. The Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to the Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest with respect to any of the Obligations is due, notices of any and all proceedings to collect from the maker, any endorser, any other guarantor, or any other person of all or any part of the Obligations, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to, or for the benefit of, the Obligees to secure payment of all or any part of the Obligations.

     (c) No delay on the part of the Administrative Agent in the exercise of any right or remedy arising under this Guaranty, or any of the Documents, or otherwise with respect to all or any part of the Obligations, any collateral securing the Obligations or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Obligees except as expressly set forth in a writing duly executed and delivered by the Obligees. Failure by the Obligees at any time or times hereafter to require strict performance by the Borrower, the Guarantor, any other guarantor of all or any part of the Obligations or any other person of any of the provisions, warranties, terms and conditions or contained in the Documents shall not waive, affect or diminish any right of the Obligees at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any act or knowledge of the Obligees, unless such waiver is contained in an instrument in writing, and directed and delivered to the Guarantor, specifying such waiver signed by the Administrative Agent. No waiver by the Obligees of any default under any of the Documents shall operate as a waiver of any other default or the same default on a future occasion. Any final determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to the Obligees, shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was party to the suit or action in which such determination was made.

     (d) This Guaranty shall continue in full force and effect and may not be terminated or otherwise revoked until the Obligations shall have been fully discharged and all of the Commitments under the Credit Agreement have been terminated.

     (e) This Guaranty shall be binding upon the Guarantor and upon its successors and assigns of Guarantor and shall inure to the benefit of the Obligees and their respective successors and assigns. All references herein to the Borrower or the Guarantor shall be deemed to include their respective successors and assigns. The successors and assigns of the Borrower and Guarantor shall include, without limitation, a receiver, trustee or debtor-in-possession of or for any such party. All references to the singular shall be deemed to include the plural where the context so requires.

8. Agency. Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of itself and each of the Lenders. All payments by the Guarantor pursuant to this Guaranty shall be made to the Administrative Agent for the benefit of the Lenders.

9. Choice of Law, Jurisdiction, and Venue. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE FULLY PERFORMED IN SUCH STATE (INCLUDING, WITHOUT LIMITATION, 735 ILLINOIS COMPILED STATUES ss.105/5-5). WHEREVER POSSIBLE, EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS GUARANTY.

         IN ANY ACTION OR PROCEEDING ARISING UNDER OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT, THE PLEDGE AGREEMENT, OR ANY OF THE OBLIGATIONS (AS DEFINED HEREIN), THE GUARANTOR HEREBY IRREVOCABLY (A) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS AND (B) WAIVES ANY OBJECTION WHICH THE GUARANTOR MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN ANY SUCH COURT, AND
(C) WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND (D) FURTHER WAIVE THE RIGHT TO OBJECT WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE ANY JURISDICTION OVER SUCH PARTY. THIS FORUM SELECTION



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

AGREEMENT APPLIES NO MATTER WHAT THE FORM OF ACTION, WHETHER IN REM, IN PERSONAM, OR ANY OTHER, OR WHETHER BASED ON ANY STATUTE, RULE, OR REGULATION, NOW EXISTING OR HEREAFTER ENACTED.

     THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE AT THE OPTION OF THE ADMINISTRATIVE AGENT BY ANY ONE OF THE FOLLOWING (A) DELIVERY IN PERSON, OR (B) BY COURIER, OR (C) CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT ITS ADDRESS NOTED ABOVE, OR (D) BY SERVICE UPON ANY ONE OF THE
FOLLOWING: (1) ITS REGISTERED AGENT, IF ANY, IN ILLINOIS, OR (2) CCC INFORMATION SERVICES INC., AT WORLD TRADE CENTER, 444 MERCHANDISE MART, CHICAGO, ILLINOIS 60654, WHICH GUARANTOR IRREVOCABLY APPOINTS AS ITS AGENTS FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS FOR ANY ACTION NOT ONLY WITHIN THE STATE OF ILLINOIS, BUT ALSO ANY OTHER JURISDICTION.

     ANY PROCESS SERVED BY MAIL SHALL BE COMPLETE ON THE DATE IT IS MAILED. ANY PROCESS SERVED BY ANY OTHER MANNER AFOREMENTIONED SHALL BE COMPLETE ON THE DATE IT IS DELIVERED. THE GUARANTOR CONSENTS TO SERVICE OF PROCESS AS AFORESAID. THE GUARANTOR ALSO WAIVES ANY DEFECT IN SERVICE CAUSED BY ITS FAILURE TO NOTIFY THE ADMINISTRATIVE AGENT IN WRITING OF ANY CHANGE OF ADDRESS.

     IN ADDITION, THE ADMINISTRATIVE AGENT AGREES TO PROMPTLY FORWARD BY REGISTERED MAIL A COPY OF ANY PROCESS SO SERVED UPON SAID AGENT TO GUARANTOR AT ITS ADDRESS SET FORTH ABOVE, AND THE GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID. GUARANTOR ALSO WAIVES ANY DEFECT IN SERVICE CAUSED BY ITS FAILURE TO NOTIFY THE ADMINISTRATIVE AGENT IN WRITING OF ANY CHANGE OF ADDRESS.

     NOTHING HEREIN SHALL AFFECT THE RIGHT OF OBLIGEES TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR THE RIGHT OF THE OBLIGEES TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

10. WAIVER OF JURY TRIAL. BOTH THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY.

11. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.



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

12. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) four (4) Business Days after deposit in the United States mails by prepaid registered mail or certified United States mail (return receipt requested), with proper postage prepaid, (ii) when properly transmitted if sent by telecopy with receipt confirmed, (iii) two (1) Business Days after being deposited with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered, by messenger, all of which shall be properly addressed to the party to be notified and sent to the addresses set forth below their names on the signature page hereto or to such other address as the parties shall, from time to time, designate in writing.

13. Counterparts. This Guaranty may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Guaranty by signing any such counterpart.

14. References to Original Guaranty. This Guaranty shall become effective, and shall amend and restate the Original Guaranty upon the execution of this Guaranty by the parties signatory hereto as of the date hereof (the "Effective Date"); and from and after the Effective Date, (i) all references made to the Original Guaranty in the Loan Documents or in any other instrument or document shall, without more, be deemed to refer to this Guaranty, as may hereafter be amended, restated or otherwise modified, and (ii) the Original Guaranty shall be deemed amended and restated in its entirety hereby.

                             SIGNATURE PAGE FOLLOWS



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

     IN WITNESS WHEREOF, this Amended and Restated Guaranty has been duly executed as of the day and year first set forth above.

                                       CCC INFORMATION SERVICES GROUP INC.

                                       By:  /s/ Reid E. Simpson
                                           ------------------------------------
                                       Title:  Executive Vice President
                                               and Chief Financial Officer

                                       Notice Address:

                                       c/o CCC Information Services Inc.
                                       World Trade Center Chicago
                                       444 Merchandise Mart
                                       Chicago, Illinois  60654
                                       Attention:
                                       Facsimile: (312) 527-1494

                                       LASALLE BANK NATIONAL ASSOCATION

                                       By:  /s/ Aimee W. Daniels
                                           ------------------------------------
                                            Title: Sr. Vice President

                                       Notice Address:

                                       LaSalle Bank National
                                       Association 135 South
                                       LaSalle Street Chicago,
                                       Illinois 60603
                                       Attention:

                                       Facsimile: (312) 904-0409





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